Exhibit 10.4

THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM A JURISDICTION OF CANADA UNLESS THE CONDITIONS IN SECTION 13 OF MULTILATERAL INSTRUMENT 51-105 “ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET” ARE MET.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE CANADIAN LOCAL LAWS AND REGULATIONS, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE TRANSFER AGENT OF THE CORPORATION.

THESE SECURITIES MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON CANADIAN STOCK EXCHANGES. IF THE CORPORATION IS A “FOREIGN ISSUER” WITHIN THE MEANING OF REGULATION S AT THE TIME OF TRANSFER, A NEW CERTIFICATE, BEARING NO LEGEND, MAY BE OBTAINED FROM THE TRANSFER AGENT OF THE CORPORATION UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE CORPORATION AND THE TRANSFER AGENT OF THE CORPORATION AND, IF SO REQUIRED BY THE TRANSFER AGENT OF THE CORPORATION, AN OPINION OF COUNSEL, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.

THIS WARRANT AND THE SECURITIES TO BE ISSUED UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS AMENDED (THE “1933 SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND THE WARRANTS MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR FOR THE ACCOUNT OR BENEFIT OF A PERSON IN THE UNITED STATES OR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE 1933 SECURITIES ACT) WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM AND THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT SATISFACTORY TO IT.

2012-2013 WARRANT CERTIFICATE

CAN-CAL RESOURCES LTD.
(Incorporated under the laws of Nevada)

2013 WARRANT
CERTIFICATE NO. 11-12	20,000 WARRANTS entitling the holder to acquire, subject to adjustment, one (1) common share for each Warrant represented hereby.

This is to certify that for value received FutureWorth Capital Corp. (the “Holder”) is the registered holder of 20,000 2013 common share purchase warrants (each a “Warrant”), entitling the Holder to subscribe for and purchase one (1) fully paid and non-assessable common share of Can-Cal Resources Ltd. (the “Corporation”) for every one (1) Warrant held by the Holder, up to and including a total of 20,000 common shares without nominal or par value of the Corporation, upon the terms and conditions as hereinafter set forth.

1

Exercise Date

The Warrants to purchase common shares of the Corporation represented by this certificate shall be exercised on or before 4:30 p.m., Calgary, Alberta time, on or before November 30, 2014 (the “Expiry Date”), after which all rights evidenced hereby shall be void and of no further value.

Exercise Price

The exercise price shall be US$0.10 per common share payable in lawful money of Canada during the period commencing on the date of issue and ending on the Expiry Date (the “Exercise Price”).

Exercise of Warrants

The Warrants may be exercised, in whole or in part, at any time on or prior to the Expiry Date by the Holder hereof completing the Warrant Exercise Form attached hereto and made a part hereof and delivering same to the President of the Corporation, in care of the head office of the Corporation, 8205 Aqua Spray Ave., Las Vegas, Nevada, 89128 (the “Head Office”), together with this certificate and the appropriate sum payable to the order of the Corporation, at par in the amount of the aggregate Exercise Price for the common shares of the Corporation subscribed for, which may not exceed the number shown on the face hereof. The Corporation shall notify the Holder of any change of address of the Head Office.

Payment

The common shares subscribed for must be paid in full at the time of subscription, by certified cheque, money order or bank draft in Canadian funds to or to the order of the Corporation.

Share Certificates

Upon compliance with the terms and conditions as aforesaid, the Corporation will cause to be issued to the person or persons in whose name or names the common shares so subscribed for are to be issued the number of fully paid and non-assessable common shares of the Corporation subscribed for and such person or persons shall be deemed upon presentation and payment as aforesaid to be the holder or holders of record of such common shares of the Corporation. Within three (3) business days of compliance of the conditions aforesaid, the Corporation will cause to be mailed or delivered to the holder at the address or addresses specified in the Warrant Exercise Form attached hereto, a certificate or certificates evidencing the number of common shares of the Corporation subscribed for.

Exercise in Whole or in Part

The Warrants may be exercised in whole or in part and, if exercised in part, the Corporation shall issue within three (3) business days of exercise, without charge therefore, another certificate evidencing the remaining rights to purchase common shares of the Corporation, provided that any such right shall terminate on the Expiry Date.

No Rights of Shareholder Until Exercise

This certificate and the Warrants represented hereby do not confer any rights of a shareholder on the Holder (including any right to receive dividends or other distribution to shareholders or to vote at a general meeting of the shareholders of the Corporation), other than in respect of common shares of the Corporation which the Holder shall have exercised his right to purchase hereunder and which the Holder shall have actually taken up and paid for.

2

Non-Transferability of Warrants

The Warrants represented by this certificate and all rights granted hereunder are non-transferable.

No Fractional Common Shares

No fractional common shares will be issued upon exercise of the Warrants, nor shall any compensation be made for such fractional common shares, if any. To the extent that the Holder would otherwise be entitled to purchase a fraction of a common share, such right may be exercised in combination with other rights which, in the aggregate, entitle the Holder hereof to purchase a whole number of common shares.

Dilution

The Exercise Price in effect and the number and type of securities purchasable under the Warrants at any date shall be subject to adjustment from time to time in the event and in the manner as follows:

a)	If at any time during the period commencing on the date of issue of this Warrant certificate and ending at the Expiry Date (the “Adjustment Period”), the Corporation:

i.	fixes a record date for the issues of, or issue, common shares of the Corporation to the holders of all or substantially all of the outstanding common shares of the Corporation by way of a stock dividend;

ii.	fixes a record date for the distribution to, or makes a distribution to, the holders of all or substantially all of the common shares of the Corporation payable in common shares of the Corporation or securities exchangeable for or convertible into common shares of the Corporation;

iii.	subdivides the outstanding common shares of the Corporation into a greater number of common shares of the Corporation; or

iv.	consolidates the outstanding common shares of the Corporation into a lesser number of common shares of the Corporation;

(any of such events in subclauses i, ii, iii and iv above being herein called a “Common Share Reorganization”), the Exercise Price will be adjusted on the earlier of the record date on which holders of common shares of the Corporation are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

v.	the numerator of which will be the number of common shares of the Corporation outstanding on such record date or effective date before giving effect to such Common Share Reorganization; and

vi.	the denominator of which will be the number of common shares of the Corporation which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into common shares of the Corporation, the number of common shares of the Corporation that would be outstanding had such securities all been exchanged for or converted into common shares of the Corporation on such date).
3

To the extent that any adjustment in the Exercise Price occurs pursuant to this subparagraph (a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into common shares of the Corporation, the Exercise Price will be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of common shares of the Corporation actually issued and remaining issuable after such expiry and will be further readjusted in such manner upon the expiry of any further such right.

b)	If at any time during the Adjustment Period the Corporation fixes a record date for the issue or distribution of rights, options or warrants to the holders of all or substantially all of the outstanding common shares of the Corporation pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase common shares of the Corporation or securities exchangeable for or convertible into common shares of the Corporation at a price per share (or in the case of securities exchangeable for or convertible into common shares of the Corporation at an exchange or conversion price per share at the date of issue of such securities) of less than 95% of the price per share equal to the weighted average price at which the common shares of the Corporation have traded on the TSX Venture Exchange or, if the common shares of the Corporation are not then listed on the TSX Venture Exchange, on such other Canadian stock exchange as may be selected by the directors of the Corporation for such purpose or, if the common shares of the Corporation are not then listed on any Canadian stock exchange, in the over-the-counter market, during the period of any twenty consecutive trading days ending not more than five business days before such date; provided that the weighted average price will be determined by dividing the aggregate sale price of all common shares of the Corporation sold on the said exchange or market, as the case may be, during the said twenty consecutive trading days by the total number of common shares of the Corporation so sold; and provided further that if the common shares of the Corporation are not then listed on any Canadian stock exchange or traded in the over-the counter market, then the Current Market Price will be determined by such firm of independent chartered accountants as may be selected by the directors of the Corporation, acting reasonably (“Current Market Price”), of the common shares of the Corporation on such record date (any of such events being herein called a “Rights Offering”), then the Exercise Price will be adjusted effective immediately after the record date for the Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

i.	the numerator of which will be the aggregate of

A.	the number of common shares of the Corporation outstanding on the record date for the Rights Offering; and

B.	the quotient determined by dividing

I.	either (a) the product of the number of common shares of the Corporation offered during the Rights Period pursuant to the Rights Offering and the price at which such common shares of the Corporation are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of common shares of the Corporation for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by
4

II.	the Current Market Price of the common shares of the Corporation as of the record date for the Rights Offering; and

ii.	the denominator of which will be the aggregate of the number of common shares of the Corporation outstanding on such record date and the number of common shares of the Corporation offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into common shares of the Corporation the number of common shares of the Corporation for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this subparagraph (b), there is more than one purchase, conversion or exchange price per common shares of the Corporation, the aggregate price of the total number of additional common shares of the Corporation offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, will be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per common shares of the Corporation, as the case may be. Any common shares of the Corporation owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this subparagraph (b) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this subparagraph (b), the Exercise Price will be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of common shares of the Corporation actually issued and remaining issuable after such expiry and will be further readjusted in such manner upon the expiry of any further such right.

c)	If at any time during the Adjustment Period the Corporation fixes a record date for the issue or distribution to the holders of all or substantially all of the common shares of the Corporation of:

i.	shares of the Corporation of any class other than common shares of the Corporation;

ii.	rights, options or warrants to acquire common shares of the Corporation or securities exchangeable for or convertible into common shares of the Corporation (other than rights, options or warrants pursuant to which holders of common shares of the Corporation are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase common shares of the Corporation at a price per share (or in the case of securities exchangeable for or convertible into common shares of the Corporation at an exchange or conversion price per share at the date of issue of such securities) of at least 95% of the Current Market Price of the common shares of the Corporation on such record date);

iii.	evidences of indebtedness of the Corporation; or

iv.	any property or assets of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price will be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:
5

A.	the numerator of which will be the difference between

I.	the product of the number of common shares of the Corporation outstanding on such record date and the Current Market Price of the common shares of the Corporation on such record date, and

II.	the fair value, as determined by the directors of the Corporation, to the holders of the common shares of the Corporation of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

B.	the denominator of which will be the product obtained by multiplying the number of Shares outstanding on such record date by the Current Market Price of the common shares of the Corporation on such record date.

Any common shares of the Corporation owned by or held for the account of the Corporation will be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this subparagraph (c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire common shares of the Corporation or securities exchangeable for or convertible into common shares of the Corporation referred to in this subparagraph (c), the Exercise Price will be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect if the fair market value had been determined on the basis of the number of common shares of the Corporation issued and remaining issuable immediately after such expiry, and will be further readjusted in such manner upon the expiry of any further such right.

d)	If at any time during the Adjustment Period there occurs:

i.	a reclassification or redesignation of the common shares of the Corporation, any change of the common shares of the Corporation into other shares or securities or any other capital reorganization involving the common shares of the Corporation other than a Common Share Reorganization;

ii.	a consolidation, amalgamation, arrangement or merger of the Corporation with or into any other body corporate which results in a reclassification or redesignation of the common shares of the Corporation or a change or exchange of the common shares of the Corporation into other shares or securities; or

iii.	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

iv.	(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization:

v.	the Holder will be entitled to receive, and shall accept, upon exercise of the Warrants, in lieu of the number of common shares of the Corporation to which the Holder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of common shares of the Corporation to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants; and
6

vi.	the Exercise Price shall, on the effective date of the Capital Reorganization, be adjusted by multiplying the Exercise Price in effect immediately prior to such Capital Reorganization by the number of common shares of the Corporation purchasable pursuant to this Warrant certificate immediately prior to the Capital Reorganization, and dividing the product thereof by the number of successor securities determined in subparagraph (d)(iv) above.

If necessary, as a result of any Capital Reorganization, appropriate adjustments will be made in the application of the provisions of this Warrant certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant certificate will thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

e)	If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price occurs pursuant to the provisions of subparagraphs (a), (b) or (c) above, then the number of common shares of the Corporation purchasable upon the subsequent exercise of the Warrants will be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of common shares of the Corporation purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which will be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

Rules of Adjustment

The following rules and procedures will be applicable to adjustments made pursuant to the Dilution section above of this Warrant certificate.

a)	Subject to the following provisions of this section, any adjustment made pursuant to the Adjustment section above will be made successively whenever an event referred to therein will occur.

b)	No adjustment in the Exercise Price will be required unless the adjustment would result in a change of at least one per cent in the Exercise Price then in effect and no adjustment will be made in the number of common shares of the Corporation purchasable or issuable on the exercise of the Warrants unless it would result in a change of at least one one-hundredth of a common shares of the Corporation; provided, however, that any adjustments which except for the provisions of this clause would otherwise have been required to be made will be carried forward and taken into account in any subsequent adjustment.

c)	If at any time during the Adjustment Period the Corporation will take any action affecting the common shares of the Corporation, other than an action or an event described in the Dilution section above, which in the opinion of the directors would have a material adverse effect upon the rights of the Holder under this Warrant certificate, the Exercise Price and/or the number of common shares of the Corporation purchasable under this Warrant certificate will be adjusted in such manner and at such time as the directors may determine to be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the common shares of the Corporation will be deemed to be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.
7

d)	No adjustment in the Exercise Price or in the number or kind of securities purchasable on the exercise of the Warrants will be made in respect of any event described in the Dilution section hereof if the Holder is entitled to participate in such event on the same terms mutatis mutandis as if the Holder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

e)	If the Corporation sets a record date to determine holders of common shares of the Corporation for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and will thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, no adjustment in the Exercise Price or the number of common shares of the Corporation purchasable upon the exercise of the Warrants will be required by reason of the setting of such record date.

f)	In any case in which this Warrant certificate requires that an adjustment become effective immediately after a record date for an event referred to in the Dilution section above, the Corporation may defer, until the occurrence of such event:

i.	issuing to the Holder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional common shares of the Corporation issuable upon such exercise by reason of the adjustment required by such event; and

ii.	delivering to the Holder any distribution declared with respect to such additional common shares of the Corporation after such record date and before such event;

provided, however, that the Corporation delivers to the Holder an appropriate instrument evidencing the right of the Holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of common shares of the Corporation purchasable upon the exercise of the Warrants.

g)	If a dispute arises at any time with respect to any adjustment of the Exercise Price or the number of common shares of the Corporation purchasable pursuant to this Warrant Certificate, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act by such other firm of independent chartered accountants as may be selected by the directors, acting reasonably.

h)	Adjustments to the Exercise Price or the number of common shares of the Corporation purchasable pursuant to this Warrant certificate may be subject to the prior approval of the TSX Venture Exchange.

As a condition precedent to the taking of any action which would require an adjustment pursuant to the Dilution section above the Corporation will take any action which may, in the opinion of the Corporation's legal counsel, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the common shares of the Corporation which the Holder is entitled to receive in accordance with the provisions of this Warrant certificate.

8

A least twenty-one (21) days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the Holder under this Warrant certificate, including the Exercise Price and the number of common shares of the Corporation which are purchasable under this Warrant certificate, the Corporation will deliver to the Holder, at the Holder’s registered address, a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice as mentioned in the paragraph above has been given is not then determinable, the Corporation will promptly after such adjustment is determinable deliver to the Holder, at the Holder’s registered address, a certificate providing the calculation of such adjustment. The Corporation hereby covenants and agrees that the register of transfers and share transfer books for the common shares of the Corporation will be open, and that the Corporation will not take any action which might deprive the Holder of the opportunity of exercising the rights of subscription contained in this Warrant certificate, during such twenty-one day period.

Covenants and Representations

The Corporation hereby represents and warrants that it is authorized to create and issue the Warrants and covenants and agrees that it will cause the common shares of the Corporation from time to time subscribed for and purchased in the manner provided in this Warrant certificate and the certificate representing such common shares of the Corporation to be issued and that, at all times prior to the Expiry Date, it will reserve and there will remain unissued a sufficient number of common shares of the Corporation to satisfy the right of purchase provided for in this Warrant certificate. The Corporation hereby further covenants and agrees that it will at its expense expeditiously use its best efforts to obtain the listing of such common shares of the Corporation (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the common shares of the Corporation may be listed from time to time. All common shares of the Corporation which are issued upon the exercise of the right of purchase provided in this Warrant certificate, upon payment therefor of the amount at which such common shares of the Corporation may be purchased pursuant to the provisions of this Warrant certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant certificate.

Miscellaneous

If any Warrant certificate is lost mutilated, destroyed or stolen, the Corporation may, on such reasonable terms as to cost and indemnity or otherwise as they may impose, respectively issue a replacement Warrant certificate similar as to denomination, tenor and date as the Warrant certificate so lost, mutilated, destroyed or stolen.

The Warrants represented hereby shall be exclusively governed by the laws in force in the Province of Alberta and the laws of Canada applicable therein.

If any one or more of the provisions or parts thereof contained in this Warrant certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

a)	the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

b)	the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant certificate in any other jurisdiction.
9

Whenever used in this Warrant certificate, words importing the singular number only shall include the plural and vice versa and words importing gender shall include all genders.

Time shall be of the essence.

IN WITNESS WHEREOF the Corporation has caused its corporate seal to be affixed hereto and this certificate to be signed by the signature of its duly authorized officer effective November 30, 2013.

CAN-CAL RESOURCES LTD.

Per:
Authorized Signatory

10

WARRANT EXERCISE FORM

TO: CAN-CAL RESOURCES LTD.
8205 Aqua Spray Ave.
Las Vegas, Nevada
89128

The undersigned hereby exercises the right to acquire __________ common shares of CAN-CAL RESOURCES LTD. as constituted on November 30, 2012 (or such number of other securities or property to which such Warrants entitle the undersigned in lieu thereof or in addition thereto under the provisions of the Warrant Certificate).

The common shares (or other securities or property) are to be issued as follows:

Name: ___________________________________________________________________________

(print clearly)

Address in full:____________________________________________________________________

_____________________________________________________________________

Number of Common Shares:___________________________________________________________

Note: If further nominees intended, please attach (and initial) schedule giving these particulars.

The undersigned hereby represents and warrants to the Corporation that the undersigned (check one):

☐	i.	it is not a U.S. Person and the Warrants are not being exercised within the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States;

☐	ii.	it was an original subscriber for Warrants, or a transferee, who was a U.S. Person at the time of the acquisition of such Warrants and the representations and warranties made by such person in connection with the acquisition of such Warrants remain true and correct on the date of exercise; or

☐	iii.	it has delivered herewith to the Corporation a written opinion of counsel or other evidence satisfactory to the Corporation to the effect that the common shares have been registered under the U.S. Securities Act and applicable state securities laws or are exempt from registration thereunder.

Such securities (please check one):

(a) __________ should be sent by first class mail to the above address;

OR

(b) __________ should be held for pick up at the office of the Corporation at which this Warrant Certificate is deposited.

11

In the absence of instructions to the contrary, the securities or other property will be issued in the name of or to the holder hereof and will be sent by first class mail to the last address of the holder appearing on the register maintained for the Warrants.

DATED this ____ day of __________, 20___.

____________________________________	_________________________
Signature Guaranteed	(Signature of Warrantholder)

____________________________________

Print full name

____________________________________

Print full address

____________________________________

Print full address

12

INSTRUCTIONS:

1.	For the purposes of the paragraphs above, the following words and phrases have the following meanings:

“United States” and “U.S. Person” have the meaning given to such terms under Regulation S of the U.S. Securities Act. For purposes of Regulation S. “U.S. Person” includes, with certain expectations, (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if any individual) resident in the United States; and (viii) any partnership or corporation if (a) organized or incorporated under the laws of any jurisdiction other than the United States and (b) formed by a U.S. Person Headly for the purposes of investing in securities not registered under the U.S. Securities Act; and

“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

2.	The registered holder may exercise its right to receive common shares by completing this form and surrendering this form and the Warrant Certificate representing the Warrants being exercised to the Corporation at the address indicated under “Exercise of Warrants” in the Warrant Certificate. Certificates for common shares will be delivered or mailed within 3 business days after the exercise of the Warrants.

3.	If the Exercise Form indicates that common shares are to be issued to a person or persons other than the registered holder of the Certificate, the signature of such holder of the Exercise Form must be guaranteed by an authorized officer of a Schedule “A” major chartered bank/trust company or a member of an acceptable medallion guarantee program. The Guarantor must affix a stamp bearing the actual words “Signature Guaranteed”. Please note - signature guarantees are not accepted from treasury branches or credit unions unless they are members of the “Stamp Medallion Program”. Please note - in USA signature guarantees must be done by members of the “Medallion Signature Guarantee Program” only.

4.	If the Exercise Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Corporation.

13